UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2015

CAROLCO PICTURES, INC.

 (Exact name of registrant as specified in its charter)

Florida	333-176093	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Glades Road, Ste. 500 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 826-9307

 (Registrant’s telephone number, including area code)

BRICK TOP PRODUCTIONS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

As previously disclosed in the registrant’s information statement filed with the Securities and Exchange Commission on December 19, 2014, on January 20, 2015, the registrant changed its corporate name from Brick Top Productions, Inc. to Carolco Pictures, Inc. In addition, on January 20, 2015, the registrant changed its stock symbol from BTOP to CRCO.

The registrant issued a press release regarding the name change on January 20, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of the registrant issued January 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 21, 2015

CAROLCO PICTURES, INC.

BY:     /s/ Alexander Bafer

Alexander Bafer, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of the registrant issued January 20, 2015.